UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2007

PORTER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky, 40223
(Address of principal executive offices)

(502) 499-4800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]           Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[_]           Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure .

In a press release dated July 27, 2007, Porter Bancorp, Inc. announced that Maria L. Bouvette, its President and Chief Executive Officer, will make a presentation at the Keefe, Bruyette & Woods 8th Annual Community Bank Investor Conference in New York at 2:30 p.m. Eastern time on Tuesday, July 31, 2007.

A copy of the press release, presentation materials and proforma financial information reconciliation table are attached hereto as, respectively, Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3.

Additional Information
The foregoing may be deemed to be offering materials of Porter Bancorp in connection with Porter Bancorp's proposed acquisition of Ohio County Bancshares, on the terms and subject to the conditions in the Agreement and Plan of Merger, dated June 16, 2007, between Porter Bancorp and Ohio County Bancshares.

Porter Bancorp and Ohio County Bancshares shareholders and other investors are urged to read the joint proxy statement/prospectus that will be included in the registration statement on Form S-4, which Porter Bancorp will file with the SEC in connection with the proposed merger, because it will contain important information about Porter Bancorp, Ohio County Bancshares, the merger, the persons soliciting proxies in the proposed merger and their interests in the proposed merger and related matters.

The respective directors and executive officers of Porter Bancorp and Ohio County Bancshares and other persons may be deemed to be participants in the solicitation of proxies from Ohio County Bancshares shareholders with respect to the proposed transaction.  Information regarding Porter Bancorp's directors and executive officers is available in its proxy statement filed with the SEC on April 18, 2007.  Information regarding Ohio County Bancshares's directors and executive officers and other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This document is not an offer to sell, or a solicitation of an offer to buy, shares of Porter Bancorp common stock, or the solicitation of any proxies from Ohio County Bancshares shareholders.  After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC Web site (www.sec.gov) and from Porter Bancorp by contacting C. Bradford Harris, Executive Vice President and Corporate General Counsel, Porter Bancorp, Inc., 2500 Eastpoint Parkway, Louisville, Kentucky 40223. Telephone: (502) 499-4800.

In addition to the proposed registration statement and proxy statement/prospectus, Porter Bancorp files annual, quarterly and special reports, proxy statements and other information with the SEC.  You may read and copy any reports, statements or other information filed by Porter Bancorp at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York and Chicago.  Please call the SEC at 1 800 SEC 0330 for more information on the public reference rooms.  Porter Bancorp SEC filings also are available to the public from commercial document retrieval services and at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Porter Bancorp, Inc. on July 27, 2007
99.2	Presentation Materials for Keefe, Bruyette & Woods 8th Annual Community Bank Investor Conference
99.3	Proforma Financial Information Reconciliation Table

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2007	Porter Bancorp, Inc.

	By:	/s/ Maria L. Bouvette
Maria L. Bouvette,
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated July 27, 2007
99.2	Presentation Materials for Keefe, Bruyette & Woods 8th Annual Community Bank Investor Conference
99.3	Proforma Financial Information Reconciliation Table